Exhibit 3.9

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

•	First: The name of the limited liability company is Cardinal Health PTS, LLC.

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Second: The address of its registered office in the State of Delaware is 2711 Centerville Road Suite 400 in the City of Wilmington, DE 19808 . The name of its Registered agent at such address is Corporation Service Company.

•	Third: (Use this paragraph only if the company is to have a specific effective date of dissolution.) “The latest date on which the limited liability company is to dissolve is ”

•	Fourth: (Insert any other matters the members determine to include herein.)

In Witness Whereof, the undersigned have executed this Certificate of Formation of Cardinal Health PTS, LLC this 5th day of November , 2003 .

BY:	/s/ Robin Smith Hoke
Authorized Person(s)

NAME:	Robin Smith Hoke
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Exhibit 3.9

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

•	First: The name of the limited liability company is

Cardinal Health PTS, LLC.

•

Second: The address of its registered office in the State of Delaware is 2711 Centerville Road Suite 400 in the City of Wilmington, DE 19808 . The name of its Registered agent at such address is Corporation Service Company.

•	Third: (Use this paragraph only if the company is to have a specific effective date of dissolution.) “The latest date on which the limited liability company is to dissolve is .. ”

•	Fourth: (Insert any other matters the members determine to include herein.)

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In Witness Whereof, the undersigned have executed this Certificate of Formation of Cardinal Health PTS, LLC this 5th day of November , 2003 .

BY:	/s/ Robin Smith Hoke
Authorized Person(s)

NAME:	Robin Smith Hoke
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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Cardinal Health PTS, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

First: The name of the limited liability company is Catalent Pharma Solutions, LLC.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 19th day of June, A.D. 2007 .

By:	/s/ John W. Lowry
Authorized Person(s)

Name:	John W. Lowry,
Chief Executive Officer
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